Exhibit 10.1
AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY
     THIS AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY, made this 31st day of August, 2007, by and between ERBIN REGAR TODD and ERBIN REGAR TODD, JR., (“SELLER’) and OZARK ETHANOL, LLC, a Delaware Limited Liability Company (“BUYER);
     SELLER and BUYER executed a certain OPTION TO PURCHASE REAL PROPERTY (the “OPTION”) dated September 8, 2006 and the parties desire to amend the OPTION.
     NOW, THEREFORE, in consideration of the sum of $10,000.00 paid by BUYER to SELLER, the receipt of which is hereby acknowledged by SELLER, the parties agree:
     1. The OPTION is hereby amended as follows:
     A. Paragraph 1 of the OPTION is amended:
          a. By changing August 31, 2007 to August 31, 2008; and
          b. By adding the following tract:
          The South 400 feet of the Northwest Quarter (NW 1/4) of Section 11, Township Thirty-five (35), Range Thirty-two (32), Vernon County, Missouri.
     B. Paragraphs 4 and 11 of the OPTION are amended by changing 232.27 acres to 256 acres.
     2. In all other respects the OPTION shall remain in full force and effect, subject only to the foregoing amendments.

SELLER:
/s/ Erbin Regar Todd
ERBIN REGAR TODD

/s/ Erbin Regar Todd, Jr.
ERBIN REGAR TODD, JR.

BUYER: OZARK ETHANOL, LLC
BY: /s/ Jim McClendon
JIM MCCLENDON
Authorized person in this LLC

ACKNOWLEDGMENT

STATE OF MISSOURI	)
	)	s s .
COUNTY OF VERNON	)
     On this 31 day of AUGUST, 2007 before me personally appeared ERBIN REGAR TODD, a widower by the death of his wife, Margaret Agnes Todd, who died on the 26th day of January 1998, and who is buried at the Newton Cemetery, Nevada, Missouri, from whom he was never divorced, not having since her death remarried, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.
     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Nevada, Missouri, the day and year first above written.
(SEAL)

/s/ Lisa J. Greenlee
Notary Public, State of Missouri
LISA J. GREENLEE NOTARY PUBLIC, VERNON CO. STATE OF MISSOURI COMMISSION EXP.02/25/10 COMMISSION #06436757

ACKNOWLEDGMENT

STATE OF MISSOURI	)
	)	s s .
COUNTY OF VERNON	)
     On this 31st day of AUGUST, 2007 before me personally appeared JIM MCCLENDON, Chairman of Ozark Ethanol, LLC, a Delaware LLC, authorized to do business in the State of Missouri, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same and that said instrument was signed and sealed in behalf of this limited liability company by authority of the its members and acknowledges the said instrument to be the free act and deed of said limited liability company, Ozark Ethanol, LLC
     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Nevada, Missouri, the day and year first above written.
(SEAL)

/s/ Doris Ann Fast
Notary Public, State of Missouri
DORIS ANN FAST Notary Public -- Notary Seal State of Missouri -- County of Barton My Commission Expires Jan. 15, 2010 Commission # #06439923

JOINDER BY SPOUSE
     DENISE R. TODD, wife of ERBIN REGAR TODD, JR., executes this JOINDER OF SPOUSE attached to the AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY between ERBIN REGAR TODD and ERBIN REGAR TODD, JR., and OZARK ETHANOL, LLC. She joins as a party to that option, consents thereto to the end that the arrangement envisioned by the agreement should not be a transaction in fraud or her marital rights. She understands this document will be attached to the AMENDMENT TO OPTION TO PURCHASE REAL PROPERTY to affirm her consent thereto.
     IN TESTIMONY WHEREOF, DENISE R. TODD executes this JOINER BY SPOUSE this 31st day of August, 2007.

/s/ Denise R. Todd
DENISE R. TODD, wife of ERBIN REGAR
TODD, JR.

ACKNOWLEDGMENT

STATE OF MISSOURI	)
	)	s s .
COUNTY OF VERNON	)
On the day hereinabove stated before personally appeared DENISE R. TODD, wife of ERBIN REGAR TODD, JR., known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.
     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Nevada, Missouri, the day and year first above written.
(SEAL)

/s/ Lisa J. Greenlee
Notary Public, State of Missouri
LISA J. GREENLEE NOTARY PUBLIC, VERNON CO. STATE OF MISSOURI COMMISSION EXP.02/25/10 COMMISSION #06436757

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